[MFS LOGO](R)
INVESTMENT MANAGEMENT

                                   MASSACHUSETTS
                                   INVESTORS GROWTH
                                   STOCK FUND


                                   ANNUAL REPORT o NOVEMBER 30, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  6
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 25
Independent Auditors" Report .............................................. 33
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS" privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
NOT A DEPOSIT             NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]

Jeffrey L. Shames

Dear Shareholders,
As I write this in mid-December, major U.S. and overseas stock market indices have shown positive performance for two straight months -- something we haven't seen in a long time. The Dow Jones Industrial Average has recently recorded its second-best October ever, in terms of percentage gains(1). We see these as hopeful signs in what has been a difficult year for investors in stocks and corporate bonds. In our view, signals on the future direction of the economy and the market remain decidedly mixed.

A RELAY RACE
In mid-December, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. But at this point, the near-term direction of consumer spending or corporate spending and profits is difficult to predict. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages, according to the U.S. Labor Department, have been rising over the past year. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In addition, worker productivity in the third quarter grew at the highest rate since 1966 -- 5.1% on an annualized basis, according to the Labor Department. Higher productivity may allow firms to raise wages without raising prices.

Our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in 2003. An encouraging sign is that business spending in the third quarter of 2002 eked out its first increase in two years, according to a report from the U.S. Commerce Department.

Pessimists, however, would counter that the outlook for corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, that consumer confidence still appears weak, and that the situation with Iraq adds to market uncertainty.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

We understand that the past few years have been discouraging. Short-term events have sorely tested investors' long-term faith in the market. However, we would caution investors about reacting to market news -- good or bad -- by making major changes in their portfolios. We would suggest that in difficult times it is even more important to have a long-term financial plan and to talk on a regular basis with your investment professional. We would also point out that history has shown that the market and the economy have been cyclical; downturns have usually been followed by upturns.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    December 16, 2002

------------
(1) Source: The Wall St. Journal, November 1, 2002. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is not possible to invest directly in an index.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Stephen Pesek]
     Stephen Pesek

For the 12 months ended November 30, 2002, Class A shares of the fund returned -21.60%, Class B shares -22.04%, Class C shares -22.04%, Class I shares -21.31%, Class J shares -22.09%, Class 529A shares -21.68%, Class 529B shares -21.82%, and Class 529C shares -21.82%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare with a -22.68% return over the same period for the fund's benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. The fund's returns also compare with a -16.51% return over the same period for the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -22.96%.

Q.  HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PERIOD?

A. After an impressive rebound in the closing months of 2001, equities for most of 2002 lost momentum due to continued economic weakness, a number of high profile bankruptcies, concerns over accounting veracity, and geopolitical uncertainty. Reversing direction again, stocks turned upward in the last eight weeks of the period, largely as a result of moderately improving earnings news.

    The period as a whole was very difficult for growth stocks, with the Russell 1000 Growth Index losing over one-fifth of its value over the 12 months ended November 2002. Weakness in technology and health care, the index's two largest sectors, dragged the market lower. Bright spots were limited to smaller arenas such as energy, basic materials, and transportation.

Q.  WHAT HOLDINGS HELPED THE FUND'S PERFORMANCE OVER THE PERIOD?

A. Several of our better-performing holdings were in the leisure and health care sectors. Firming demand for advertising in the latter part of the period bolstered leisure holdings such as Viacom and Clear Channel Communications. In the health care sector, a powerful new drug launch propelled Forest Labs. Managed care provider UnitedHealth Group also performed well while we held the stock, as price increases outstripped medical cost trends. Late in the period, we sold out of our position and took some profits.

Q.  WHAT HOLDINGS HURT PERFORMANCE OVER THE PERIOD?

A. Although our health care holdings overall did well, we had some disappointments in the group. Intensifying competition in some of its key product areas kept Baxter International from hitting its growth targets. Late in the period we sold Baxter out of the portfolio. Holdings in biotechnology concern Genzyme also hurt results, as that company spent much of the year working down excess inventories of its kidney drug Renagel.

    Tyco International, our largest holding at the beginning of the period, was the biggest single detractor from portfolio returns. A variety of issues -- including weaker fundamentals in the conglomerate's economically sensitive businesses, accounting questions, and improper management conduct -- caused Tyco's stock to drop precipitously.

Q.  WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?

A. As of the end of November, we think we're likely to see a prolonged period of positive but anemic economic growth. The fundamental issue of surplus capacity, due to excessive capital spending in the late 1990s, continues to hold down prices and corporate profits. In that environment, we don't think any particular sectors will emerge as clear leaders, and we believe the opportunities will tend to be more stock-specific. That has led us to a portfolio of stocks that we feel is well diversified across industries as well as issuers.

/s/ Stephen Pesek

    Stephen Pesek
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
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   STEPHEN PESEK, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE LARGE-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS.

   STEVE JOINED MFS IN 1994 AS A RESEARCH ANALYST FOLLOWING THE
   PHARMACEUTICAL, BIOTECHNOLOGY, AND ELECTRONICS INDUSTRIES. HE BECAME A PORTFOLIO MANAGER IN 1996 AND SENIOR VICE PRESIDENT IN 1999. PRIOR TO JOINING MFS, HE WORKED FOR SEVEN YEARS AT FIDELITY INVESTMENTS AS AN EQUITY ANALYST.

   HE IS A GRADUATE OF THE UNIVERSITY OF PENNSYLVANIA AND HAS AN M.B.A. DEGREE FROM COLUMBIA UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

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   FUND FACTS
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  OBJECTIVE:                 SEEKS LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME
                             RATHER THAN CURRENT INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     JANUARY 1, 1935

  CLASS INCEPTION:           CLASS A          JANUARY 1, 1935
                             CLASS B          SEPTEMBER 7, 1993
                             CLASS C          NOVEMBER 3, 1997
                             CLASS I          JANUARY 2, 1997
                             CLASS J          DECEMBER 18, 2000
                             CLASS 529A       JULY 31, 2002
                             CLASS 529B       JULY 31, 2002
                             CLASS 529C       JULY 31, 2002

  SIZE:                      $10.3 BILLION NET ASSETS AS OF NOVEMBER 30, 2002
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended November 30, 2002)

                    Massachusetts
                   Investors Growth
                     Stock Fund -        500 Stock Index           Russell 1000
                      Class A            Standard & Poor's         Growth Index
"11/92"               $ 9,425                 $10,000               $10,000
"11/94"                10,157                  11,122                10,487
"11/96"                16,722                  19,471                18,368
"11/98"                31,124                  30,942                29,899
"11/00"                42,502                  35,830                34,770
"11/02"                25,258                  26,262                20,756

TOTAL RATES OF RETURN THROUGH NOVEMBER 30, 2002

CLASS A

                                             1 Year  3 Years  5 Years  10 Years
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Cumulative Total Return Excluding Sales
Charge                                      -21.60%  -38.18%   +5.69%  +167.99%
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Average Annual Total Return Excluding
Sales Charge                                -21.60%  -14.81%   +1.11%  + 10.36%
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Average Annual Total Return Including
Sales Charge                                -26.11%  -16.48%   -0.08%  +  9.71%
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CLASS B

                                             1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      -22.04%  -39.34%   +2.34%  +150.76%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                -22.04%  -15.35%   +0.46%  +  9.63%
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Average Annual Total Return Including
Sales Charge                                -25.15%  -16.06%   +0.21%  +  9.63%
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CLASS C

                                             1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      -22.04%  -39.34%   +2.33%  +159.42%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                -22.04%  -15.35%   +0.46%  + 10.00%
-------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                -22.82%  -15.35%   +0.46%  + 10.00%
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CLASS I

                                             1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      -21.31%  -37.52%   +7.60%  +173.38%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                -21.31%  -14.51%   +1.48%  + 10.58%
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CLASS J

                                             1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      -22.09%  -38.97%   +4.34%  +164.57%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                -22.09%  -15.17%   +0.85%  + 10.22%
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Average Annual Total Return Including
Sales Charge                                -25.21%  -16.32%   +0.03%  +  9.77%
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CLASS 529A

                                             1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      -21.68%  -38.24%   +5.58%  +167.72%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                -21.68%  -14.84%   +1.09%  + 10.35%
-------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                -26.18%  -16.50%   -0.10%  +  9.70%
-------------------------------------------------------------------------------

CLASS 529B

                                             1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      -21.82%  -38.35%   +5.39%  +167.23%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                -21.82%  -14.89%   +1.06%  + 10.33%
-------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                -24.73%  -15.56%   +0.81%  + 10.33%
-------------------------------------------------------------------------------

CLASS 529C

                                             1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      -21.82%  -38.35%   +5.40%  +167.26%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                -21.82%  -14.89%   +1.06%  + 10.33%
-------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                -22.54%  -14.89%   +1.06%  + 10.33%
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COMPARATIVE INDICES(+)

                                             1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
Average large-cap growth fund+              -22.96%  -17.58%   -1.86%  +  6.65%
-------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#          -16.51%  -11.12%   +0.97%  + 10.14%
-------------------------------------------------------------------------------
Russell 1000 Growth Index#                  -22.68%  -19.18%   -2.23%  +  7.58%
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(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A share performance, including sales charge, reflects the deduction of the maximum 5.75% sales charge. Class B and 529B share performance, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C share performance, including sales charge, reflects the deduction of the 1% CDSC applicable to Class C and 529C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J share performance, including sales charge, reflects the maximum 3.00% sales charge. Class J shares are only available to certain Japanese investors. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

For periods prior to their inception, Class B, C, I, J, 529A, 529B, and 529C share performance includes the performance of the fund's original share class (Class A). Class B, C, 529B, and 529C performance has been adjusted to reflect the CDSC applicable to B, C, 529B, and 529C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Class J performance has been adjusted to reflect the initial sales charge applicable to J. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B, C, J, 529A, 529B and 529C than those of A, performance shown is higher for B, C, J, 529A, 529B, and 529C than it would have been had these share classes been offered for the entire period. Conversely, because these expenses are lower for I than those of A, performance shown is lower for I than it would have been had this share class been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 2002

FIVE LARGEST STOCK SECTORS

              TECHNOLOGY                           21.3%
              HEALTH CARE                          20.7%
              FINANCIAL SERVICES                   14.6%
              RETAILING                             9.9%
              LEISURE                               9.1%

TOP 10 STOCK HOLDINGS

PFIZER, INC.  3.9%                      WAL-MART STORES, INC.  2.2%
Pharmaceutical products company         General merchandise retailer

MICROSOFT CORP.  3.9%                   ORACLE CORP.  2.1%
Computer software and systems company   Systems and business applications
                                        software firm
JOHNSON & JOHNSON CO.  3.0%
Health care and pharmaceutical          CITIGROUP, INC.  2.1%
products company                        Diversified financial services company

CISCO SYSTEMS, INC.  2.8%               SLM CORP.  2.1%
Computer network developer              Higher education student loan firm

KOHL'S CORP.  2.2%                      CLEAR CHANNEL COMMUNICATIONS, INC.  2.0%
Specialty department store chain        Media company with operations in
                                        radio, outdoor advertising, and live
                                        entertainment

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- November 30, 2002

Stocks - 97.4%
-------------------------------------------------------------------------------------------------------------
ISSUER                                                                         SHARES                   VALUE
-------------------------------------------------------------------------------------------------------------
U.S. Stocks - 91.3%
  Aerospace - 1.3%
    Lockheed Martin Corp.                                                   1,048,700         $    54,742,140
    Northrop Grumman Corp.                                                    795,500              77,091,905
                                                                                              ---------------
                                                                                              $   131,834,045
-------------------------------------------------------------------------------------------------------------
  Automotive - 1.1%
    Harley-Davidson, Inc.                                                   2,250,800         $   109,253,832
-------------------------------------------------------------------------------------------------------------
  Beverages - 0.5%
    Pepsi Bottling Group, Inc.                                              1,688,000         $    48,479,360
-------------------------------------------------------------------------------------------------------------
  Biotechnology - 3.2%
    Abbott Laboratories, Inc.                                               3,832,200         $   167,773,716
    Amgen, Inc.*                                                            3,181,600             150,171,520
    Genzyme Corp.*                                                            463,400              15,199,520
                                                                                              ---------------
                                                                                              $   333,144,756
-------------------------------------------------------------------------------------------------------------
  Business Machines - 1.9%
    Affiliated Computer Services, Inc., "A"*                                1,109,100         $    55,455,000
    International Business Machines Corp.                                   1,600,000             139,360,000
                                                                                              ---------------
                                                                                              $   194,815,000
-------------------------------------------------------------------------------------------------------------
  Business Services - 3.7%
    Apollo Group, Inc.*                                                     1,800,000         $    74,250,000
    Automatic Data Processing, Inc.                                         4,313,400             187,503,498
    BEA Systems, Inc.*                                                      1,048,600              11,575,495
    First Data Corp.                                                        3,183,100             110,262,584
                                                                                              ---------------
                                                                                              $   383,591,577
-------------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.6%
    Dell Computer Corp.*                                                    4,178,000         $   119,365,460
    Intel Corp.                                                             2,400,000              50,112,000
                                                                                              ---------------
                                                                                              $   169,477,460
-------------------------------------------------------------------------------------------------------------
  Computer Software - 2.1%
    Oracle Corp.*                                                          17,477,350         $   212,349,803
-------------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.7%
    Intuit, Inc.*                                                           1,206,600         $    65,084,004
    Microsoft Corp.*                                                        6,711,200             388,041,584
    Symantec Corp.*                                                           572,900              25,052,917
                                                                                              ---------------
                                                                                              $   478,178,505
-------------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.9%
    VERITAS Software Corp.*                                                 5,097,380         $    92,670,368
-------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.1%
    Cadence Design Systems, Inc.*                                           3,243,300         $    46,768,386
    Peoplesoft, Inc.*                                                       2,005,100              39,380,164
    Rational Software Corp.*                                                2,516,900              23,281,325
                                                                                              ---------------
                                                                                              $   109,429,875
-------------------------------------------------------------------------------------------------------------
  Conglomerates - 2.4%
    General Electric Co.                                                    7,291,100         $   197,588,810
    Tyco International Ltd.                                                 2,998,500              53,493,240
                                                                                              ---------------
                                                                                              $   251,082,050
-------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 3.5%
    Avon Products, Inc.                                                     3,500,000         $   179,725,000
    Clorox Co.                                                                221,400               9,706,176
    Colgate-Palmolive Co.                                                   1,317,600              67,711,464
    Gillette Co.                                                            2,063,000              62,550,160
    Philip Morris Cos., Inc.                                                1,075,300              40,560,316
                                                                                              ---------------
                                                                                              $   360,253,116
-------------------------------------------------------------------------------------------------------------
  Electronics - 4.0%
    Advanced Micro Devices, Inc.*                                           2,294,000         $    19,499,000
    Analog Devices, Inc.*                                                   3,600,000             110,484,000
    Maxim Integrated Products, Inc.                                         1,927,100              81,111,639
    Microchip Technology, Inc.                                              2,524,900              72,616,124
    Novellus Systems, Inc.*                                                   600,000              21,774,000
    Teradyne, Inc.*                                                         1,616,100              26,487,879
    Texas Instruments, Inc.                                                 2,749,500              55,292,445
    Xilinx, Inc.*                                                           1,128,500              27,806,240
                                                                                              ---------------
                                                                                              $   415,071,327
-------------------------------------------------------------------------------------------------------------
  Entertainment - 7.1%
    AOL Time Warner, Inc.*                                                 11,150,500         $   182,533,685
    Carnival Corp.                                                          2,265,000              63,533,250
    Clear Channel Communications, Inc.*                                     4,550,000             197,743,000
    Fox Entertainment Group, Inc.*                                          1,980,100              52,789,466
    Viacom, Inc., "B"*                                                      3,498,000             164,440,980
    Walt Disney Co.                                                         3,173,900              62,906,698
                                                                                              ---------------
                                                                                              $   723,947,079
-------------------------------------------------------------------------------------------------------------
  Financial Institutions - 7.3%
    American Express Co.                                                    3,282,200         $   127,776,046
    Charles Schwab Corp.                                                      500,000               5,770,000
    Citigroup, Inc.                                                         5,362,800             208,505,664
    Freddie Mac                                                             2,401,600             138,428,224
    Goldman Sachs Group, Inc.                                               1,820,600             143,590,722
    Merrill Lynch & Co., Inc.                                               2,976,600             129,482,100
                                                                                              ---------------
                                                                                              $   753,552,756
-------------------------------------------------------------------------------------------------------------
  Financial Services - 2.7%
    Mellon Financial Corp.                                                  2,302,200         $    69,181,110
    SLM Corp.                                                               2,097,700             205,008,221
                                                                                              ---------------
                                                                                              $   274,189,331
-------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 2.0%
    Anheuser-Busch Cos., Inc.                                               1,458,400         $    71,636,608
    PepsiCo, Inc.                                                           3,241,000             137,677,680
                                                                                              ---------------
                                                                                              $   209,314,288
-------------------------------------------------------------------------------------------------------------
  Food Products - 0.8%
    Sysco Corp.                                                             2,679,400         $    78,827,948
-------------------------------------------------------------------------------------------------------------
  Healthcare - 0.1%
    Weight Watchers International, Inc.*                                      250,000         $    11,312,500
-------------------------------------------------------------------------------------------------------------
  Insurance - 3.0%
    AFLAC, Inc.                                                             1,884,500         $    58,136,825
    American International Group, Inc.                                      2,358,000             153,623,700
    Berkshire Hathaway, Inc.*                                                     200              14,460,000
    Marsh & McLennan Cos., Inc.                                             1,667,500              78,706,000
                                                                                              ---------------
                                                                                              $   304,926,525
-------------------------------------------------------------------------------------------------------------
  Internet - 0.5%
    Ebay, Inc.*                                                               737,000         $    50,816,150
-------------------------------------------------------------------------------------------------------------
  Machinery - 0.3%
    Deere & Co.                                                               700,000         $    35,805,000
-------------------------------------------------------------------------------------------------------------
  Manufacturing - 1.8%
    Minnesota Mining & Manufacturing Co.                                    1,400,000         $   181,790,000
-------------------------------------------------------------------------------------------------------------
  Media - 0.6%
    Liberty Media Corp.*                                                    6,225,400         $    65,740,224
-------------------------------------------------------------------------------------------------------------
  Medical & Health Products - 9.0%
    Alcon, Inc.*                                                            2,157,800         $    90,411,820
    Boston Scientific Corp.*                                                2,618,600             109,981,200
    Eli Lilly & Co.                                                         2,801,700             191,356,110
    Forest Laboratories, Inc.*                                              1,804,000             193,623,320
    Johnson & Johnson Co.                                                   5,290,100             301,641,502
    Schering Plough Corp.                                                   1,365,200              30,935,432
    Stryker Corp.                                                              71,307               4,410,338
                                                                                              ---------------
                                                                                              $   922,359,722
-------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 3.1%
    Cardinal Health, Inc.                                                   1,963,800         $   120,852,252
    Medimmune, Inc.*                                                        1,500,000              39,570,000
    Medtronic, Inc.                                                         2,909,700             136,028,475
    Tenet Healthcare Corp.*                                                 1,130,400              20,855,880
                                                                                              ---------------
                                                                                              $   317,306,607
-------------------------------------------------------------------------------------------------------------
  Oil Services - 2.0%
    BJ Services Co.*                                                        2,097,600         $    70,164,720
    Schlumberger Ltd.                                                       3,031,400             134,139,450
                                                                                              ---------------
                                                                                              $   204,304,170
-------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 4.1%
    Pfizer, Inc.                                                           12,447,200         $   392,584,688
    Wyeth                                                                     696,500              26,766,495
                                                                                              ---------------
                                                                                              $   419,351,183
-------------------------------------------------------------------------------------------------------------
  Retail - 9.6%
    Bed Bath & Beyond, Inc.*                                                1,038,400         $    36,022,096
    Gap, Inc.                                                               3,758,700              59,725,743
    Home Depot, Inc.                                                        1,900,000              50,198,000
    Kohl's Corp.*                                                           3,206,800             219,665,800
    Limited, Inc.                                                             950,400              16,166,304
    Lowe's Cos., Inc.                                                       3,622,500             150,333,750
    Office Depot, Inc.*                                                     1,933,200              34,236,972
    Staples, Inc.*                                                          1,630,400              31,466,720
    Target Corp.                                                            3,164,400             110,057,832
    TJX Cos., Inc.                                                          3,167,500              61,987,975
    Wal-Mart Stores, Inc.                                                   4,000,000             216,640,000
                                                                                              ---------------
                                                                                              $   986,501,192
-------------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.9%
    Illinois Tool Works, Inc.                                               1,316,100         $    89,481,639
-------------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.3%
    Comcast Corp., "A"*                                                     1,372,823         $    32,178,971
-------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.1%
    AT&T Wireless Services, Inc.*                                           2,034,000         $    15,356,700
-------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 3.6%
    Cisco Systems, Inc.*                                                   19,000,000         $   283,480,000
    USA Interactive, Inc.*                                                  3,020,000              83,956,000
                                                                                              ---------------
                                                                                              $   367,436,000
-------------------------------------------------------------------------------------------------------------
  Transportation - 0.4%
    United Parcel Service, Inc.                                               594,100         $    37,642,176
-------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                             $ 9,371,771,235
-------------------------------------------------------------------------------------------------------------
Foreign Stocks - 6.1%
  Bermuda - 2.0%
    Accenture Ltd. (Business Services)*                                     3,894,600         $    74,971,050
    Ace Ltd. (Insurance)                                                    1,506,300              51,364,830
    XL Capital Ltd. (Insurance)                                               960,400              79,463,496
                                                                                              ---------------
                                                                                              $   205,799,376
-------------------------------------------------------------------------------------------------------------
  Canada - 0.5%
    Encana Corp. (Oils)                                                     1,945,400         $    52,934,334
-------------------------------------------------------------------------------------------------------------
  Finland - 0.8%
    Nokia Corp., ADR (Telecommunications)                                   4,200,700         $    80,695,447
-------------------------------------------------------------------------------------------------------------
  Germany - 0.4%
    Porsche AG (Automotive)                                                    83,899         $    39,002,135
-------------------------------------------------------------------------------------------------------------
  Israel - 0.6%
    Teva Pharmaceutical Industries Ltd. (Pharmaceuticals)                     808,000         $    63,880,480
-------------------------------------------------------------------------------------------------------------
  Taiwan - 0.9%
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR
      (Electronics)                                                        10,000,000         $    92,000,000
-------------------------------------------------------------------------------------------------------------
  United Kingdom - 0.9%
    AstraZeneca Group PLC (Medical & Health Products)                         300,000         $    11,409,859
    Unilever PLC (Consumer Products)                                        3,487,100              31,041,484
    Vodafone Group PLC, ADR (Telecommunications)                            2,897,568              54,329,400
                                                                                              ---------------
                                                                                              $    96,780,743
-------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                          $   631,092,515
-------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $9,540,283,285)                                                $10,002,863,750
-------------------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.8%
-------------------------------------------------------------------------------------------------------------
                                                                     PRINCIPAL AMOUNT
                                                                        (000 OMITTED)
-------------------------------------------------------------------------------------------------------------
    Abbey National North America, due 12/02/02                               $181,512         $   181,505,092
    Citigroup, Inc., due 12/02/02                                              56,463              56,460,836
    Ford Motor Credit Corp., due 12/02/02                                      24,000              23,998,587
    General Electric Co., due 12/02/02                                         85,488              85,484,723
    General Motors Acceptance Corp., due 12/05/02 - 12/18/02                  102,100             102,056,617
    UBS Finance, Inc., due 12/02/02                                            42,020              42,018,413
-------------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                               $   491,524,268
-------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.5%
-------------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 11/29/02, due 12/02/02, total to be
      received $48,058,366 (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly traded account),
      at Cost                                                                $ 48,053         $    48,053,000
-------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $10,079,860,553)                                          $10,542,441,018

Other Assets, Less Liabilities - (2.7)%                                                          (277,427,937)
-------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                           $10,265,013,081
-------------------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
NOVEMBER 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $10,079,860,553)      $10,542,441,018
  Investments of cash collateral for securities loaned, at
    identified cost and value                                       114,384,154
  Cash                                                                  774,356
  Receivable for investments sold                                   274,114,812
  Receivable for fund shares sold                                    12,108,940
  Interest and dividends receivable                                   8,604,451
  Other assets                                                           37,176
                                                                ---------------
      Total assets                                              $10,952,464,907
                                                                ---------------
Liabilities:
  Payable for investments purchased                             $   320,208,100
  Payable for fund shares reacquired                                249,009,251
  Collateral for securities loaned, at value                        114,384,154
  Payable to affiliates -
    Management fee                                                      284,254
    Shareholder servicing agent fee                                      86,137
    Distribution and service fee                                        497,163
  Accrued expenses and other liabilities                              2,982,767
                                                                ---------------
      Total liabilities                                         $   687,451,826
                                                                ---------------
Net assets                                                      $10,265,013,081
                                                                ===============
Net assets consist of:
  Paid-in capital                                               $17,238,008,114
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                    462,599,366
  Accumulated net realized loss on investments and foreign
    currency transactions                                        (7,435,371,365)
  Accumulated net investment loss                                      (223,034)
                                                                ---------------
      Total                                                     $10,265,013,081
                                                                ===============
Shares of beneficial interest outstanding                        1,057,538,392
                                                                 =============
Class A shares:
  Net asset value per share
    (net assets of $6,327,026,406 / 633,808,850 shares of
    beneficial interest outstanding)                                $ 9.98
                                                                    ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                $10.59
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $2,820,241,454 / 304,379,023 shares of
    beneficial interest outstanding)                                $ 9.27
                                                                    ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $917,809,270 / 99,490,167 shares of
    beneficial interest outstanding)                                $ 9.23
                                                                    ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $196,500,787 / 19,486,761
    shares of beneficial interest outstanding)                      $10.08
                                                                    ======
Class J shares:
  Net asset value per share
    (net assets of $3,284,323 / 358,021 shares of
    beneficial interest outstanding)                                $ 9.17
                                                                    ======
  Offering price per share (100 / 96 of net asset value
    per share)                                                      $ 9.55
                                                                    ======
Class 529A shares:
  Net asset value per share
    (net assets of $95,276 / 9,555 shares of
    beneficial interest outstanding)                                $ 9.97
                                                                    ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                      $10.58
                                                                    ======
Class 529B shares:
  Net asset value and offering price per share
    (net assets of $24,057 / 2,598 shares of beneficial
    interest outstanding)                                           $ 9.26
                                                                    ======
Class 529C shares:
  Net asset value and offering price per share
    (net assets of $31,508 / 3,417 shares of beneficial
    interest outstanding)                                           $ 9.22
                                                                    ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2002
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                   $    85,100,055
    Interest                                                         10,288,025
    Foreign taxes withheld                                             (766,448)
                                                                ---------------
      Total investment income                                   $    94,621,632
                                                                ---------------
  Expenses -
    Management fee                                              $    40,292,228
    Trustees' compensation                                              149,300
    Shareholder servicing agent fee                                  12,209,766
    Distribution and service fee (Class A)                           25,474,901
    Distribution and service fee (Class B)                           35,376,309
    Distribution and service fee (Class C)                           11,750,041
    Distribution and service fee (Class J)                               50,662
    Distribution and service fee (Class 529A)                                46
    Distribution and service fee (Class 529B)                                39
    Distribution and service fee (Class 529C)                                72
    Program manager free (Class 529A)                                        33
    Program manager fee (Class 529B)                                         10
    Program manager fee (Class 529C)                                         18
    Administrative fee                                                  371,212
    Custodian fee                                                     2,874,561
    Printing                                                            567,559
    Postage                                                           1,298,440
    Auditing fees                                                        36,190
    Legal fees                                                           93,546
    Miscellaneous                                                    13,049,111
                                                                ---------------
      Total expenses                                            $   143,594,044
    Fees paid indirectly                                             (2,290,419)
                                                                ---------------
      Net expenses                                              $   141,303,625
                                                                ---------------
        Net investment loss                                     $   (46,681,993)
                                                                ---------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                     $(1,793,011,214)
    Foreign currency transactions                                      (464,682)
                                                                ---------------
      Net realized loss on investments and foreign currency
        transactions                                            $(1,793,475,896)
                                                                ---------------
  Change in unrealized depreciation -
    Investments                                                 $(1,202,676,356)
    Translation of assets and liabilities in foreign
      currencies                                                         (4,281)
                                                                ---------------
        Net unrealized loss on investments and foreign
          currency translation                                  $(1,202,680,637)
                                                                ---------------
          Net realized and unrealized loss on investments
            and foreign currency                                $(2,996,156,533)
                                                                ---------------
            Decrease in net assets from operations              $(3,042,838,526)
                                                                ===============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                               2002                          2001
--------------------------------------------------------------------------------------------------------
Decrease in net assets:
From operations -
  Net investment loss                                      $   (46,681,993)              $   (45,392,912)
  Net realized loss on investments and foreign
    currency transactions                                   (1,793,475,896)               (4,714,961,676)
  Net unrealized gain (loss) on investments and
    foreign currency translation                            (1,202,680,637)                  326,843,570
                                                           ---------------               ---------------
    Decrease in net assets from operations                 $(3,042,838,526)              $(4,433,511,018)
                                                           ---------------               ---------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                        $       --                    $  (740,469,371)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                --                       (442,012,693)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                --                       (142,798,692)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                --                        (12,660,843)
  From net realized gain on investments and foreign
    currency transactions (Class J)                                --                               (427)
  From paid-in capital (Class A)                                   --                       (124,383,546)
  From paid-in capital (Class B)                                   --                        (74,248,994)
  From paid-in capital (Class C)                                   --                        (23,987,228)
  From paid-in capital (Class I)                                   --                         (2,126,760)
  From paid-in capital (Class J)                                   --                                (72)
                                                           ---------------               ---------------
    Total distributions declared to shareholders           $       --                    $(1,562,688,626)
                                                           ---------------               ---------------
Net increase (decrease) in net assets from fund share
  transactions                                             $  (957,658,059)              $ 3,620,879,228
                                                           ---------------               ---------------
      Total decrease in net assets                         $(4,000,496,585)              $(2,375,320,416)
Net assets:
  At beginning of period                                    14,265,509,666                16,640,830,082
                                                           ---------------               ---------------
  At end of period (including accumulated net
    investment loss of $223,034 and $194,427,
    respectively)                                          $10,265,013,081               $14,265,509,666
                                                           ===============               ===============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                       2002            2001           2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                       $12.73          $18.47         $19.29        $16.06        $14.68
                                                            ------          ------         ------        ------        ------
Income from investment operations# -
  Net investment income (loss)                              $(0.02)         $(0.00)*       $(0.03)       $(0.01)       $ 0.02
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         (2.73)          (4.02)          0.83###       4.63          3.63
                                                            ------          ------         ------        ------        ------
      Total from investment operations                      $(2.75)         $(4.02)        $ 0.80        $ 4.62        $ 3.65
                                                            ------          ------         ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                                $ --            $ --           $ --          $(0.00)*      $(0.01)
  In excess of net investment income                          --              --             --           (0.00)*        --
  From net realized gain on investments and foreign
    currency transactions                                     --             (1.47)         (1.62)        (1.39)        (2.26)
  From paid-in capital                                        --             (0.25)          --            --            --
                                                            ------          ------         ------        ------        ------
      Total distributions declared to shareholders          $ --            $(1.72)        $(1.62)       $(1.39)       $(2.27)
                                                            ------          ------         ------        ------        ------
Net asset value - end of period                             $ 9.98          $12.73         $18.47        $19.29        $16.06
                                                            ======          ======         ======        ======        ======
Total return(+)                                             (21.60)%        (24.20)%         4.03%        31.27%        30.24%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  0.94%           0.94%          0.85%         0.87%         0.79%
  Net investment income (loss)                               (0.14)%         (0.03)%        (0.15)%       (0.08)%        0.15%
Portfolio turnover                                             227%            305%           261%          174%           62%
Net assets at end of period (000,000 Omitted)               $6,327          $8,337         $9,243        $6,802        $3,283

  * Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized gain for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                       2002            2001           2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
                                                           CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                       $11.89          $17.37         $18.28        $15.37        $14.23
                                                            ------          ------         ------        ------        ------
Income from investment operations# -
  Net investment loss                                       $(0.08)         $(0.09)        $(0.16)       $(0.12)       $(0.07)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         (2.54)          (3.77)          0.80###       4.42          3.47
                                                            ------          ------         ------        ------        ------
      Total from investment operations                      $(2.62)         $(3.86)        $ 0.64        $ 4.30        $ 3.40
                                                            ------          ------         ------        ------        ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                   $ --            $(1.39)        $(1.55)       $(1.39)       $(2.26)
  From paid-in capital                                        --             (0.23)          --            --            --
                                                            ------          ------         ------        ------        ------
      Total distributions declared to shareholders          $ --            $(1.62)        $(1.55)       $(1.39)       $(2.26)
                                                            ------          ------         ------        ------        ------
Net asset value - end of period                             $ 9.27          $11.89         $17.37        $18.28        $15.37
                                                            ======          ======         ======        ======        ======
Total return                                                (22.04)%        (24.71)%         3.34%        30.47%        29.29%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  1.59%           1.59%          1.50%         1.52%         1.48%
  Net investment loss                                        (0.79)%         (0.68)%        (0.80)%       (0.74)%       (0.54)%
Portfolio turnover                                             227%            305%           261%          174%           62%
Net assets at end of period (000,000 Omitted)               $2,820          $4,280         $5,488        $3,608        $1,081

#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized gain for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                       2002            2001           2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
                                                           CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                       $11.84          $17.31         $18.23        $15.33        $14.23
                                                            ------          ------         ------        ------        ------
Income from investment operations# -
  Net investment loss                                       $(0.08)         $(0.09)        $(0.16)       $(0.12)       $(0.07)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         (2.53)          (3.75)          0.79###       4.41          3.46
                                                            ------          ------         ------        ------        ------
      Total from investment operations                      $(2.61)         $(3.84)        $ 0.63        $ 4.29        $ 3.39
                                                            ------          ------         ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                                $ --            $ --           $ --          $ --          $(0.03)
  From net realized gain on investments and foreign
    currency transactions                                     --             (1.40)         (1.55)        (1.39)        (2.26)
  From paid-in capital                                        --             (0.23)          --            --            --
                                                            ------          ------         ------        ------        ------
      Total distributions declared to shareholders          $ --            $(1.63)        $(1.55)       $(1.39)       $(2.29)
                                                            ------          ------         ------        ------        ------
Net asset value - end of period                             $ 9.23          $11.84         $17.31        $18.23        $15.33
                                                            ======          ======         ======        ======        ======
Total return                                                (22.04)%        (24.69)%         3.32%        30.49%        29.27%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  1.59%           1.59%          1.50%         1.52%         1.48%
  Net investment loss                                        (0.79)%         (0.68)%        (0.80)%       (0.74)%       (0.54)%
Portfolio turnover                                             227%            305%           261%          174%           62%
Net assets at end of period (000 Omitted)
                                                                         $1,446,08       $1,757,0
                                                          $917,809               7             43      $965,054      $223,256

#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized gain for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                       2002            2001           2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
                                                           CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                       $12.81          $18.58         $19.38        $16.10        $14.71
                                                            ------          ------         ------        ------        ------
Income from investment operations# -
  Net investment income                                     $ 0.03          $ 0.05         $ 0.04         $0.05        $ 0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         (2.76)          (4.03)          0.83###       4.67          3.61
                                                            ------          ------         ------        ------        ------
      Total from investment operations                      $(2.73)         $(3.98)        $ 0.87        $ 4.72        $ 3.68
                                                            ------          ------         ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                                $ --            $ --           $ --          $(0.03)       $(0.03)
  In excess of net investment income                          --              --             --           (0.02)         --
  From net realized gain on investments and foreign
    currency transactions                                     --             (1.53)         (1.67)        (1.39)        (2.26)
  From paid-in capital                                        --             (0.26)          --            --            --
                                                            ------          ------         ------        ------        ------
      Total distributions declared to shareholders          $ --            $(1.79)        $(1.67)       $(1.44)       $(2.29)
                                                            ------          ------         ------        ------        ------
Net asset value - end of period                             $10.08          $12.81         $18.58        $19.38        $16.10
                                                            ======          ======         ======        ======        ======
Total return                                                (21.31)%        (23.93)%         4.39%        31.90%        30.56%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  0.59%           0.59%          0.50%         0.52%         0.49%
  Net investment income                                       0.21%           0.32%          0.20%         0.28%         0.45%
Portfolio turnover                                             227%            305%           261%          174%           62%
Net assets at end of period (000 Omitted)
                                                          $196,501        $195,542       $152,515       $95,539       $54,406

#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized gain for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

Financial Statements -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED            PERIOD ENDED
                                                                    NOVEMBER 30,            NOVEMBER 30,
                                                                            2002                   2001*
--------------------------------------------------------------------------------------------------------
                                                                         CLASS J
--------------------------------------------------------------------------------------------------------
PERIOD:Net asset value - beginning of period                              $11.77                  $17.37
                                                                          ------                  ------
Income from investment operations#
  Net investment loss                                                     $(0.08)                 $(0.09)
  Net realized and unrealized loss on investments and foreign
    currency                                                               (2.52)                  (3.72)
                                                                          ------                  ------
      Total from investment operations                                    $(2.60)                 $(3.81)
                                                                          ------                  ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency transactions (Class A)
                                                                          $  --                   $(1.53)
  From paid in capital                                                       --                    (0.26)
                                                                          ------                  ------
      Total distributions declared to shareholders
                                                                          $  --                   $(1.79)
                                                                          ------                  ------
Net asset value -- end of period                                          $ 9.17                  $11.77
                                                                          ======                  ======
      Total return(+)                                                     (22.09)%                (18.10)%++
data:  Expenses##                                                           1.59%                   1.59%+
  Net investment loss                                                      (0.80)%                 (0.68)%+
Portfolio turnover                                                           227%                    305%
Net assets at end of period (000 Omitted)                                 $3,284                  $6,861

  * For the period from the inception of Class J shares, December 18, 2000, through November 30, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class J shares dod not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------
                                                                     CLASS               CLASS               CLASS
PERIOD ENDED NOVEMBER 30, 2002*                                       529A                529B               529C
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $ 9.78              $ 9.10             $ 9.06
                                                                       ------              ------             ------
Income from investment operations# -
  Net investment loss                                                  $(0.00)**           $(0.02)            $(0.02)
  Net realized and unrealized gain on investments and foreign
    currency                                                             0.19                0.18               0.18
                                                                       ------              ------             ------
      Total from investment operations                                 $ 0.19              $ 0.16             $ 0.16
                                                                       ------              ------             ------
Net asset value - end of period                                        $ 9.97              $ 9.26             $ 9.22
                                                                       ======              ======             ======
Total return                                                             1.94%++(+)          1.76%++            1.77%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             1.19%+              1.84%+             1.84%+
  Net investment loss                                                   (0.16)%+            (0.78)%+           (0.81)%+
Portfolio turnover                                                        227%                227%               227%
Net assets at end of period (000 Omitted)                                 $95                 $24                $32

  * For the period from the inception of Class 529 shares, July 31, 2002, through November 30, 2002.
 ** Per share amount was less than $0.01 per share.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED                  PERIOD ENDED
                                                          NOVEMBER 30, 2002            NOVEMBER 30, 2001*
---------------------------------------------------------------------------------------------------------
                                                                    CLASS J
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                                $11.77                        $17.37
                                                                     ------                        ------
Income from investment operations# -
  Net investment loss                                                $(0.08)                       $(0.09)
  Net realized and unrealized loss on investments and foreign
    currency                                                          (2.52)                        (3.72)
                                                                     ------                        ------
      Total from investment operations                               $(2.60)                       $(3.81)
                                                                     ------                        ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions                                                     $ --                           (1.53)
  From paid-in capital                                                 --                           (0.26)
                                                                     ------                        ------
      Total distributions declared to shareholders                   $ --                          $(1.79)
                                                                     ------                        ------
Net asset value - end of period                                      $ 9.17                        $11.77
                                                                     ======                        ======
Total return(+)                                                      (22.09)%                      (18.10)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           1.59%                         1.59%+
  Net investment loss                                                 (0.79)%                       (0.68)%+
Portfolio turnover                                                      227%                          305%
Net assets at end of period (000 Omitted)                            $3,284                        $6,861
  * For the period from the inception of Class J shares, December 18, 2000, through November 30, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class J shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
Massachusetts Investors Growth Stock Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street") and JPMorgan Chase Bank, as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and JPMorgan Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2002, the value of securities loaned was $111,143,302. These loans were collateralized by cash of $114,384,154 which was invested in the following short-term obligations:
                                                                IDENTIFIED COST
                                                       SHARES         AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       77,151,994      $ 77,151,994
UBS Warburg LLC, Repurchased Agreement, 1.40%,
  dated 11/30/02, due 12/2/02                      37,232,160        37,232,160
                                                                   ------------
                                                                   $114,384,154

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $619,339 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $1,671,080 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Common types of book and tax differences that could occur include differences in accounting for foreign currency transactions, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended November 30, 2002 and November 30, 2001 was as follows:

                                        NOVEMBER 30, 2002    NOVEMBER 30, 2001
------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                           $    --           $  133,662,703
    Long-term capital gain                         --            1,204,279,323
                                              -----------       --------------
                                              $    --           $1,337,942,026
    Tax return of capital                          --              224,746,600
                                              -----------       --------------
Total distributions declared                  $    --           $1,562,688,626
                                              ===========       ==============
During the year ended November 30, 2002, accumulated net investment loss decreased by $46,653,386, accumulated net realized loss on investments and foreign currency transactions decreased by $194,556, and paid-in capital decreased by $46,847,942 primarily due to differences between book and tax accounting for currency transactions and net operating losses. This change had no effect on the net assets or net asset value per share.

As of November 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                                     $(6,499,856,770)
Unrealized loss                                                  (472,915,229)
Other temporary differences                                          (223,034)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2009, ($4,199,312,443) and November 30, 2010 ($2,300,544,327).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the fund's average daily net assets.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund. Included in Trustees' compensation is a net increase of $2,382 as a result of the change in the fund's pension liability under this plan and a pension expense of $15,918 for inactive trustees for the year ended November 30, 2002. Also included in Trustees' compensation is a one-time settlement expense of $15,301 and a one-time transition expense of $13,643.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                           0.0175%
            Next $2.5 billion                          0.0130%
            Next $2.5 billion                          0.0005%
            In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $766,517 and $235 for the year ended November 30, 2002, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class J, Class 529A, Class 529B and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                   CLASS A  CLASS B  CLASS C  CLASS 529A  CLASS 529B  CLASS 529C
--------------------------------------------------------------------------------
Distribution Fee     0.10%    0.75%    0.00%       0.10%       0.75%       0.75%
Service Fee          0.25%    0.25%    1.00%       0.25%       0.25%       0.25%
                     -----    -----    -----       -----       -----       -----
Total Distribution
Plan                 0.35%    1.00%    1.00%       0.35%       1.00%       1.00%
                     =====    =====    =====       =====       =====       =====

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended November 30, 2002, amounted to:

                CLASS A   CLASS B    CLASS C  CLASS 529A  CLASS 529B  CLASS 529C
--------------------------------------------------------------------------------
Service Fee
  Retained
  by MFD       $828,551  $173,124   $190,938    $ --        $ --        $ --

Fees incurred under the distribution plan during the year ended November 30, 2002, were as follows:

                   CLASS A  CLASS B  CLASS C  CLASS 529A  CLASS 529B  CLASS 529C
--------------------------------------------------------------------------------
Total Distribution
  Plan               0.35%    1.00%    1.00%       0.35%       1.00%       1.00%

The fund's distribution plan provides that the fund will pay MFD a distribution fee of up to 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Mizuho Investors Securities Co., Ltd. ("Mizuho") and Tokyo Mitsubishi Personal Securities ("TMPS") and their networks of financial intermediaries. Mizuho also serves as the fund's Agent Securities Company in Japan, and in the capacity represents the fund before Japanese regulatory authorities. MFD will pay to Mizuho and TMPS, all of the service fee and a portion of the distribution fee attributable to Class J shares. Out of the distribution fee, MFD will pay to Mizuho and TMPS 0.35% per annum of average daily net assets attributable to Class J shares and will retain the remaining 0.40%. A portion of the distribution fee equal to 0.065% per annum of the fund's average daily net assets attributable to Class J shares is paid to Mizuho to cover its services as the fund's Agent Securities Company. Fees incurred under the distribution plan during the year ended November 30, 2002 were 1.00% of average daily net assets attributable to Class J shares on an annualized basis.

Certain Class A, Class C, and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 2002, were as follows:

             CLASS A      CLASS B    CLASS C  CLASS 529A  CLASS 529B  CLASS 529C
--------------------------------------------------------------------------------
Contingent
  Deferred
  Sales
  Charges
  Imposed    $70,226   $11,791,112  $277,309    $ --         $ --        $ --

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.25% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES              SALES
--------------------------------------------------------------------------------
Investments (non-U.S. government securities)  $26,966,412,713    $27,810,122,006
                                              ---------------    ---------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $11,015,375,149
                                                                ---------------
Gross unrealized appreciation                                   $   703,885,722
Gross unrealized depreciation                                    (1,176,819,853)
                                                                ---------------
    Net unrealized depreciation                                 $  (472,934,131)
                                                                ===============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                  YEAR ENDED NOVEMBER 30, 2002                YEAR ENDED NOVEMBER 30, 2001
                         -------------------------------------       -------------------------------------
                                 SHARES                 AMOUNT               SHARES                 AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold               1,418,358,285       $ 15,312,184,760        1,250,766,375       $ 17,653,814,830
Shares issued to
  shareholders in
  reinvestment of
  distributions                   2,420                 23,486           40,745,044            699,531,260
Shares reacquired        (1,439,452,936)       (15,568,436,835)      (1,137,020,781)       (15,939,439,562)
                        ---------------       ----------------      ---------------       ----------------
    Net increase
      (decrease)            (21,092,231)      $   (256,228,589)         154,490,638       $   2,413,906,528
                        ===============       ================      ===============       =================

Class B shares
                                  YEAR ENDED NOVEMBER 30, 2002                YEAR ENDED NOVEMBER 30, 2000
                         -------------------------------------       -------------------------------------
                                 SHARES                 AMOUNT               SHARES                 AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                  42,235,044       $    447,749,366           92,789,874       $  1,295,158,396
Shares issued to
  shareholders in
  reinvestment of
  distributions                   9,297                 94,976           27,135,163            437,943,906
Shares reacquired           (97,772,352)          (980,984,061)         (75,961,499)          (983,835,645)
                        ---------------       ----------------      ---------------       ----------------
    Net increase
     (decrease)             (55,528,011)      $   (533,139,719)          43,963,538       $    749,266,657
                        ===============       ================      ===============       =================

Class C Shares
                                  YEAR ENDED NOVEMBER 30, 2002                YEAR ENDED NOVEMBER 30, 2001
                         -------------------------------------       -------------------------------------
                                 SHARES                 AMOUNT               SHARES                 AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                  22,513,715       $    239,464,209           59,780,855       $    836,386,674
Shares issued to
  shareholders in
  reinvestment of
  distributions                   1,831                 17,655            7,845,420            126,074,808
Shares reacquired           (45,149,997)          (459,128,244)         (46,980,698)          (625,462,613)
                        ---------------       ----------------      ---------------       ----------------
Net increase
  (decrease)               (22,634,451)       $  (219,646,380)          20,645,577        $   336,998,869
                        ===============       ================      ===============       =================

Class I Shares
                                  YEAR ENDED NOVEMBER 30, 2002                YEAR ENDED NOVEMBER 30, 2001
                         -------------------------------------       -------------------------------------
                                 SHARES                 AMOUNT               SHARES                 AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                  17,389,016       $    211,341,294            8,990,486       $    136,593,063
Shares issued to
  shareholders in
  reinvestment of
  distributions--                --                     --                  666,435             11,476,013
Shares reacquired          (13,164,701)          (157,921,191)          (2,601,808)           (37,361,928)
                        ---------------       ----------------      ---------------       ----------------
    Net increase              4,224,315       $     53,420,103            7,055,113       $    110,707,148
                        ===============       ================      ===============       =================

Class J Shares
                                  YEAR ENDED NOVEMBER 30, 2002              PERIOD ENDED NOVEMBER 30, 2001*
                         -------------------------------------       -------------------------------------
                                 SHARES                 AMOUNT               SHARES                 AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                      56,130       $        595,757            1,193,959       $     18,071,494
Shares issued to
  shareholders in
  reinvestment of
  distributions--                --                     --                       30                    479
Shares reacquired              (280,758)            (2,803,924)            (611,340)            (8,071,947)
                        ---------------       ----------------      ---------------       ----------------
    Net increase
     (decrease)                (224,628)      $     (2,208,167)              582,649      $     10,000,026
                        ===============       ================      ===============       =================

Class 529A Shares
                               PERIOD ENDED NOVEMBER 30, 2002**
                         -------------------------------------
                                 SHARES                 AMOUNT
--------------------------------------------------------------
Shares sold                       9,824       $         93,536
Shares reacquired                  (269)                (2,558)
                        ---------------       ----------------
    Net increase                  9,555       $         90,978
                        ===============       ================

Class 529B Shares
                               PERIOD ENDED NOVEMBER 30, 2002**
                         -------------------------------------
                                 SHARES                 AMOUNT
--------------------------------------------------------------
Shares sold                       2,620       $         23,167
Shares reacquired                   (22)                  (302)
                        ---------------       ----------------
    Net increase                  2,598       $         22,865
                        ===============       ================

Class 529C Shares
                               PERIOD ENDED NOVEMBER 30, 2002**
                         -------------------------------------
                                 SHARES                 AMOUNT
--------------------------------------------------------------
Shares sold                       3,439       $         31,048
Shares reacquired                   (22)                  (198)
                        ---------------       ----------------
    Net increase                  3,417       $         30,850
                        ===============       ================

 * For the period from the inception of Class J shares, December 18, 2000, through November 30, 2001.

** For the period from the inception of Class 529 shares, July 31, 2002, through November 30, 2002.

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $100,407 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year ended November 30, 2002.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Massachusetts Investors Growth Stock Fund:

We have audited the accompanying statement of assets and liabilities of Massachusetts Investors Growth Stock Fund (the Fund), including the portfolio of investments, as of November 30, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 2001 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated January 10, 2002, expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Investors Growth Stock Fund at November 30, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                        /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 10, 2003

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING
   THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR
   YEAR 2002.
-------------------------------------------------------------------------------

MFS(R) MASSACHUSETTS INVESTORS GROWTH STOCK FUND

The following tables present certain information regarding the Trustees and officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman                                                 Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
                                                         Executive Officer
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                                LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chief          Hemenway & Barnes (attorneys), Partner
Executive Officer and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, President and Director               Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer (until May
Insurance Company Ltd., Director and Chairman;           2001); Paragon Trade Brands, Inc. (disposable
Bank of Butterfield, Chairman (until 1997)               consumer products), Director

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and                July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Stephen Pesek+                                           business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
JP Morgan Chase Bank                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
AUDITORS                                                 www.mfs.com
Ernst & Young LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ MFS Investment Management

MASSACHUSETTS INVESTORS                                         ---------------
GROWTH STOCK FUND                                                  PRSRT STD
                                                                  U.S. POSTAGE
[Logo] M F S(R)                                                      PAID
INVESTMENT MANAGEMENT                                                 MFS
                                                                ---------------
500 Boylston Street
Boston, MA 02116-3741


(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                           MIG-ANN  1/03  1.2MM